Virtus High Yield Income Fund,

a series of Virtus Insight Trust

Supplement dated June 14, 2013, to the Virtus High Yield Income Fund Summary

Prospectus dated May 1, 2013, and the Virtus Insight Trust Prospectus and Statement of Additional Information, each dated May 1, 2013, as supplemented

IMPORTANT NOTICE TO INVESTORS

On June 4, 2013, the Board of Trustees of the Virtus Insight Trust voted to liquidate the Virtus High Yield Income Fund. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective July 23, 2013, the Virtus High Yield Income Fund will be closed to new investors and additional investor deposits.

On or about July 23, 2013 (the “Liquidation Date”), the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Virtus High Yield Income Fund for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange requests.

Any shares not exchanged or redeemed by the close of business on the Liquidation Date will be redeemed and the account value distributed to shareholders, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Insight Money Market Fund. (Class A and I Shares will be exchanged for the same class of shares of Virtus Insight Money Market Fund; Class C Shares will be exchanged for Class A Shares of Virtus Insight Money Market Fund.) Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Insight Money Market Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VIT 8003/Closing HYIF (6/2013)